SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Biotech HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-89355
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         On May 11, 2001, BioChem Pharma Inc. completed its merger with Shire Pharmaceuticals Group p.l.c. As a result of the merger, each share of BioChem Pharma was exchanged for 0.7586 share of Shire Pharmaceuticals. The share amount of Shire Pharmaceuticals represented by a round-lot of 100 Biotech HOLDRS is now 6.8271.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits


              99.1 Biotech HOLDRS Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 23, 2001 which updated the original Prospectus dated November 22, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                     SMITH INCORPORATED


Date:  August 17, 2001                         By:      /s/ Stephen G. Bodurtha
                                                        -----------------------
                                               Name:    Stephen G. Bodurtha
                                               Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Biotech HOLDRS(SM) Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 23, 2001.


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